Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

Note 16 — COMMITMENTS AND CONTINGENCIES

The Group may be involved in various legal proceedings, claims and other disputes arising from the commercial operations, employees and other matters which, in general, are subject to uncertainties and in which the outcomes are not predictable. The Group determines whether an estimated loss for a contingency should be accrued by assessing whether a loss is deemed probable and can be reasonably estimated. The Group was not aware of any litigation, lawsuits or claims against them as of December 31, 2020 except for the following.

On June 3, 2020, a short seller issued a report alleging that, among other things, the private placement the Group consummated in December 2019, Hengpu and Nami acquisitions were related party transactions which the Group failed to disclose. The Group had conducted an independent investigation by special counsel that concluded that the allegations were substantially unfounded. A shareholder class action lawsuit was filed against the Group and certain of the Group’s directors and officers. On March 19, 2021, the Group submitted a motion to the court to dismiss this lawsuit. No decision has been made by the court and it is unclear when a decision will be made. Although the ultimate outcome is uncertain at this time, the Group will defend its position vigorously and believes that the ultimate outcome will not have a material adverse effect on its financial position.